EXHIBIT 21

                  LIST OF REGISTRANT'S PRINCIPAL SUBSIDIARIES

     There is furnished below a list of the principal subsidiaries of Registrant. All the voting stock of each subsidiary, other than directors' qualifying shares, if any, is wholly owned by Registrant or a subsidiary of Registrant, except that International Flavors & Fragrances I.F.F. (France) S.a.r.l. is owned 70% by International Flavors & Fragrances I.F.F. (Nederland) B.V. and 30% by Registrant, I.F.F. Essencias e Fragrancias Ltda. is owned 63% by Registrant and 37% by International Flavors & Fragrances I.F.F. (Nederland) B.V., and International Flavours & Fragrances I.F.F. (Great Britain) Ltd. is owned 49% by International Flavors & Fragrances I.F.F. (Nederland) B.V. and 51% by Aromatics Holdings Limited.

                                                                          ORGANIZED UNDER
                         NAME OF COMPANY                                      LAWS OF
                         ---------------                                  ---------------
International Flavors & Fragrances Inc. ................................   New York
  International Flavors & Fragrances I.F.F. (Nederland) B.V. ...........   The Netherlands
    Aromatics Holdings Limited .........................................   Ireland
      IFF-Benicarlo, S.A. ..............................................   Spain
      Irish Flavours and Fragrances Limited ............................   Ireland
      International Flavours & Fragrances I.F.F. (Great Britain) Ltd. ..   England
      International Flavors & Fragrances I.F.F. (Italia) S.r.l. ........   Italy
    International Flavors & Fragrances I.F.F. (Deutschland)
     G.m.b.H. ..........................................................   Germany
    International Flavors & Fragrances I.F.F. (Switzerland) A.G. .......   Switzerland
    International Flavors & Fragrances I.F.F. (France) S.a.r.l. ........   France
    International Flavors & Fragrances (Hong Kong) Ltd. ................   Hong Kong
      International Flavors & Fragrances (Japan) Ltd. ..................   Japan
  International Flavors & Fragrances S.A.C.I. ..........................   Argentina
  I.F.F. Essencias e Fragrancias Ltda. .................................   Brazil
  International Flavours & Fragrances (Australia) Pty. Ltd. ............   Australia
  International Flavours & Fragrances (China) Ltd. .....................   China
  P.T. Essence Indonesia ...............................................   Indonesia
  International Flavors & Fragrances (Mexico) S.A. de C.V. .............   Mexico
  International Flavors & Fragrances I.F.F. (Espana) S.A. ..............   Spain
  ALVA Insurance Limited ...............................................   Bermuda
  IFF Concentrates Inc. ................................................   Oregon
  Auro Tech, Inc. ......................................................   Wisconsin
  IFF Fruit Specialties Inc. ...........................................   Wisconsin

                                 EXHIBIT INDEX

  EXHIBIT                        DESCRIPTION
  -------                        -----------

   3 Restated Certificate of Incorporation of Registrant, incorporated by reference to Exhibit 3 to Registrant's Report on Form 10-K for fiscal year ended December 31, 1993 (File No. 1-4858).

   3(b) By-laws of Registrant, incorporated by reference to Exhibit 3(b) to Registrant's Report on Form 10-K for fiscal year ended December 31, 1993 (File No. 1-4858).

   3(c)       Amendment to By-laws adopted December 12, 1996.

   4(a) Shareholder Protection Rights Agreement dated as of February 20, 1990 between Registrant and The Bank of New York, as Rights Agent, incorporated by reference to Exhibit 4 to Registrant's Report on Form 8-K dated February 13, 1990 (File No. 1-4858).

   4(b) Amendment No. 1 dated as of April 6, 1990 to Shareholder Protection Rights Agreement, incorporated by reference to
              Exhibit 4 to Registrant's Report on Form 10-Q dated May 14, 1990 (File No. 1-4858).

   4(c) Amendment No. 2 dated as of March 8, 1994 to Shareholder Protection Rights Agreement, incorporated by reference to
              Exhibit 4(c) to Registrant's Report on Form 10-K for fiscal year ended December 31, 1993 (File No. 1-4858).

   4(d) Specimen certificates of Registrant's Common Stock bearing legend notifying of Shareholder Protection Rights Agreement, incorporated by reference to Exhibit 4(b) to Registrant's Report on Form 10-K for fiscal year ended December 31, 1989 (File No. 1-4858).

   9          Not applicable.

  10(a) Agreement dated as of January 1, 1992 between Registrant and Eugene P. Grisanti, Chairman and President of Registrant, incorporated by reference to Exhibit 10(a) to Registrant's Report on Form 10-K for fiscal year ended December 31, 1991 (File No. 1-4858).

  10(b) Form of Executive Severance Agreement approved by Registrant's Board of Directors on February 14, 1989 incorporated by reference to Exhibit 28(b) to Registrant's Report on Form 10-K for fiscal year ended December 31, 1988 (File No. 1-4858).

  10(c) Registrant's Executive Death Benefit Plan effective July 1, 1990, incorporated by reference to Exhibit 28 to Registrant's Report on Form 10-K for fiscal year ended December 31, 1990 (File No. 1-4858).

  10(d) Supplemental Retirement Investment Plan adopted by Registrant's Board of Directors on November 14, 1989 incorporated by reference to Exhibit 28 to Registrant's Report on Form 10-K for fiscal year ended December 31, 1989 (File No. 1-4858).

  10(e) Supplemental Retirement Plan adopted by Board of Directors on October 29, 1986, incorporated by reference to Exhibit 10(b) to Registrant's Report on Form 10-K for fiscal year ended December 31, 1986 (File No. 1-4858).

  10(f) Restated Management Incentive Compensation Plan of Registrant, incorporated by reference to Exhibit A to the Registrant's Proxy Statement dated March 28, 1995 (File No. 1-4858).

  10(h) Stock Option Plan for Non-Employee Directors, incorporated by reference to Exhibit A to the Proxy Statement of Registrant dated April 3, 1990 (File No. 1-4858).

  10(i) Registrant's Directors' Deferred Compensation Plan adopted by Registrant's Board of Directors on September 15, 1981, incorporated by reference to Exhibit 10-A to Registrant's Report on Form 10-Q dated November 12, 1981 (File No. 1-4858).

 EXHIBIT                      DESCRIPTION
 -------                      -----------

  10(j) Director Charitable Contribution Program adopted by the Board of Directors on February 14, 1995 incorporated by reference to
              Exhibit 10(j) to Registrant's Report on Form 10-K for the fiscal year ended December 31, 1994 (File No. 1-4858).

  10(k) Agreement dated as of July 22, 1996 between Registrant and Hugh R. Kirkpatrick, former Senior Vice-President and Director of Registrant.

  11          Not applicable.

  12          Not applicable.

  13          Not applicable.

  16          Not applicable.

  18          Not applicable.

  21          List of Principal Subsidiaries. See page E-1 of this Form 10-K.

  22          Not applicable.

  23          Consent of Price Waterhouse LLP. See page 29 of this Form 10-K.

  24          Powers of Attorney authorizing George Rowe, Jr. and Stephen A.
              Block to sign this report and amendments thereto on behalf of certain directors and officers of the Registrant.

  27          Financial Data Schedule (EDGAR version only).

  28          Not applicable.

  99          None.